EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


              I, Robert Fallah, Chief Executive Officer and Chief Financial Officer of Command International Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2003, (the "Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 14, 2003
                                                     /S/ Robert Fallah
                                                     ---------------------------
                                                     Robert Fallah
                                                     Chief Executive Officer and
                                                     Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Command International Corporation and will be retained by Command International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.